UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.          )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

DASEKE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Set forth below are copies of several communications first sent by Daseke, Inc. (“Daseke”) on December 22, 2023.

* * * * *

On December 22, 2023, the following letter was delivered on behalf of the executive officers of Daseke to certain other employees of Daseke:

December 22, 2023

Team,

I’m excited to announce that Daseke has entered into an agreement to combine our operations with Canadian-based TFI International, one of North America’s largest transportation companies. As part of this agreement, TFI International will assume ownership of all Daseke’s operations and assets, including our nine operating companies. While a merger agreement between our respective companies has now been signed, the official closing will not take place until the second quarter of 2024, pending a handful of final details such as regulatory approvals and shareholder votes, for example.

TFI is likely a familiar name to many of you. With revenue of $8.8 billion in 2022, the company has a network of 90+ wholly owned operating subsidiaries offering transportation solutions across four business segments that complement our own – truckload, logistics, less than truckload and package and courier. This move is advantageous for all involved, as it broadens the scope of our services while deepening TFI’s existing freight capabilities. The combined company will represent a strong, competitive enterprise throughout North America with greater geographic distribution and an extensive customer base. It also will provide TFI greater truckload scale in the United States.

As part of our One Daseke strategy, we have been focused on identifying strategic opportunities that enhance the value of our operations and assets, and we are confident that this deal accomplishes this goal.

I want to thank all of you for driving Daseke’s success over the past 15 years. In that time, we’ve gone from an annual revenue of $30 million to $1.77 billion last year. Such growth would not have been possible without your dedication and expertise.

If any of you would like to discuss anything that’s on your mind regarding this announcement, Soumit, Scott, Aaron and I are each available over the coming days for any conversations you would like to have, in hopes of providing a little more comfort around the opportunity this transaction offers all Daseke stakeholders. Please feel free to email any of us, and we would be happy to set up some time to discuss any questions you have.

Thank you again for your contributions to our collective success and best wishes for the holidays.

Best,

Jonathan, Aaron, Soumit and Scott

[THIS SECTION INTENTIONALLY LEFT BLANK]

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, those statements relating to the proposed transaction between Daseke and TFI International (the Merger), the expected date of closing the Merger and the potential benefits and effects relating to the Merger. Forward- looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology.

These forward-looking statements are based on information available as of the date of this release and current expectations, forecasts, and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments will be those that the Company anticipates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Readers are cautioned not to place undue reliance on the forward-looking statements.

Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all, which may adversely affect Daseke’s business and the price of Daseke’s common stock; the failure to satisfy any of the conditions to the consummation of the Merger, including obtaining required stockholder and regulatory approvals; potential litigation relating to the Merger that could be instituted against Daseke, TFI International or their respective directors or officers, including the effects of any outcomes related thereto; the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement relating to the Merger, including in circumstances requiring Daseke to pay a termination fee; the effect of the announcement or pendency of the Merger on Daseke’s business relationships, operating results and business generally; the risk that the Merger disrupts Daseke’s current plans and operations; Daseke’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the Merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; risks related to diverting management’s attention from Daseke’s ongoing business operations; certain restrictions during the pendency of the Merger that may impact Daseke’s ability to pursue certain business opportunities or strategic transactions; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; those risks and uncertainties set forth in Part I, Item 1A of Daseke’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by Daseke with the Securities and Exchange Commission (the SEC); and those risks that will be described in the definitive proxy statement that will be filed with the SEC and available from the sources indicated below. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Additional risks or uncertainties that are not currently known to us, that we currently deem to be immaterial, or that could apply to any company could also materially adversely affect our business, financial condition, or future results. Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by management prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements contained herein. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or Daseke’s consolidated financial condition, results of operations or liquidity.

Important Additional Information and Where to Find It

This communication is being made in connection with the Merger. In connection with the Merger, Daseke plans to file a proxy statement and certain other documents regarding the Merger with the SEC. The definitive proxy statement (if and when available) will be mailed to the common stockholders of Daseke. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE MERGER THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders may obtain a free copy of these materials (when they are available) and other documents filed by Daseke with the SEC at the SEC’s website at www.sec.gov, at Daseke’s website at investor.daseke.com/Home or by sending a written request to Daseke’s Investor Relations department at investors@daseke.com.

Participants in the Solicitation

Daseke and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Daseke’s common stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in such solicitation will be set forth in the definitive proxy statement to be filed with the SEC in connection with the Merger (if and when they become available). Information regarding Daseke’s directors and certain executive officers, including a description of their direct interests, by security holdings or otherwise, is also contained in Daseke’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the date on which the 2023 annual meeting proxy statement was filed, such information has been or will be reflected on Form 3s and 4s filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

* * * * *

On December 22, 2023, the following letter was delivered by an officer of one of Daseke’s operating segments to certain employees of such segment:

December 22, 2023

Dear Roadmaster Group Team,

This morning our parent company Daseke, Inc. entered into an agreement to be acquired by TFI International Inc., one of North America’ s largest transportation companies. The deal is scheduled to close early in the second quarter of next year.

TFI is likely a familiar name to many of you. With revenue of $8.8 billion, the company has a network of 90+ wholly owned operating subsidiaries throughout the US and Canada, offering transportation solutions across four business segments — truckload, logistics, less than truckload and package and courier. TFI values a decentralized management approach, preferring that decisions are made at a local level.

As you all know, RMG continues to remain a very profitable business, thanks to all of you. This transaction at the parent company level will have no impact on RMG’s day to day operations. I also foresee no immediate changes impacting our business as a result of this transaction. We will continue to operate as we always have and we will continue all the great strides we have made over the years to meet our vision of solving complex transportation needs of our military and commercial partners.

RMG has weathered many changes in ownership and organizational structure over the years. We have proven to be a resilient company and I have no doubt that RMG will come out of this transaction stronger than ever.

Thank you again for your contributions to our success and best wishes for the holidays.

Sincerely,

Russ Thompson
President

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, those statements relating to the proposed transaction between Daseke and TFI International (the Merger), the expected date of closing the Merger and the potential benefits and effects relating to the Merger. Forward- looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology.

These forward-looking statements are based on information available as of the date of this release and current expectations, forecasts, and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments will be those that the Company anticipates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Readers are cautioned not to place undue reliance on the forward-looking statements.

Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all, which may adversely affect Daseke’s business and the price of Daseke’s common stock; the failure to satisfy any of the conditions to the consummation of the Merger, including obtaining required stockholder and regulatory approvals; potential litigation relating to the Merger that could be instituted against Daseke, TFI International or their respective directors or officers, including the effects of any outcomes related thereto; the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement relating to the Merger, including in circumstances requiring Daseke to pay a termination fee; the effect of the announcement or pendency of the Merger on Daseke’s business relationships, operating results and business generally; the risk that the Merger disrupts Daseke’s current plans and operations; Daseke’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the Merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; risks related to diverting management’s attention from Daseke’s ongoing business operations; certain restrictions during the pendency of the Merger that may impact Daseke’s ability to pursue certain business opportunities or strategic transactions; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; those risks and uncertainties set forth in Part I, Item 1A of Daseke’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by Daseke with the Securities and Exchange Commission (the SEC); and those risks that will be described in the definitive proxy statement that will be filed with the SEC and available from the sources indicated below. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Additional risks or uncertainties that are not currently known to us, that we currently deem to be immaterial, or that could apply to any company could also materially adversely affect our business, financial condition, or future results. Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by management prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements contained herein. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or Daseke’s consolidated financial condition, results of operations or liquidity.

Important Additional Information and Where to Find It

This communication is being made in connection with the Merger. In connection with the Merger, Daseke plans to file a proxy statement and certain other documents regarding the Merger with the SEC. The definitive proxy statement (if and when available) will be mailed to the common stockholders of Daseke. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE MERGER THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders may obtain a free copy of these materials (when they are available) and other documents filed by Daseke with the SEC at the SEC’s website at www.sec.gov, at Daseke’s website at investor.daseke.com/Home or by sending a written request to Daseke’s Investor Relations department at investors@daseke.com.

Participants in the Solicitation

Daseke and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Daseke’s common stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in such solicitation will be set forth in the definitive proxy statement to be filed with the SEC in connection with the Merger (if and when they become available). Information regarding Daseke’s directors and certain executive officers, including a description of their direct interests, by security holdings or otherwise, is also contained in Daseke’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the date on which the 2023 annual meeting proxy statement was filed, such information has been or will be reflected on Form 3s and 4s filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

* * * * *

On December 22, 2023, the following letter was delivered by an officer of one of Daseke’s operating segments to certain customers and other partners of such segment:

December 22, 2023

To our Valued Customers and Partners:

This morning our parent company Daseke, Inc. (“Daseke”) entered into an agreement to be acquired by TFI International Inc., one of North America’s largest transportation companies. The deal is scheduled to close early in the second quarter of next year.

TFI is likely a familiar name to many of you. With revenue of $8.8 billion, the company has a network of 90+ wholly owned operating subsidiaries throughout the US and Canada, offering transportation solutions across four business segments– truckload, logistics, less than truckload and package and courier. TFI values a decentralized management approach, preferring that decisions are made at a local level.

Roadmaster Group and its affiliated transportation and logistics companies (Tri-State Motor Transit Co., AATCO, SJ Transportation, and Roadmaster Specialized) remain committed to our partnership with you. The transaction involving Daseke will have no direct impact on our day-to-day operations. Things will remain business as usual.

If you have any immediate questions concerning this news, please reach out to me either via email at [personal information redacted] or via phone at [personal information redacted]. We will do our best to answer any questions you may have.

Our very best wishes for the holidays. Thank you for your continued partnership.

Sincerely,

Donald P. Welchoff, Jr.
Executive Vice President

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, those statements relating to the proposed transaction between Daseke and TFI International (the Merger), the expected date of closing the Merger and the potential benefits and effects relating to the Merger. Forward- looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology.

These forward-looking statements are based on information available as of the date of this release and current expectations, forecasts, and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments will be those that the Company anticipates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Readers are cautioned not to place undue reliance on the forward-looking statements.

Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all, which may adversely affect Daseke’s business and the price of Daseke’s common stock; the failure to satisfy any of the conditions to the consummation of the Merger, including obtaining required stockholder and regulatory approvals; potential litigation relating to the Merger that could be instituted against Daseke, TFI International or their respective directors or officers, including the effects of any outcomes related thereto; the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement relating to the Merger, including in circumstances requiring Daseke to pay a termination fee; the effect of the announcement or pendency of the Merger on Daseke’s business relationships, operating results and business generally; the risk that the Merger disrupts Daseke’s current plans and operations; Daseke’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the Merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; risks related to diverting management’s attention from Daseke’s ongoing business operations; certain restrictions during the pendency of the Merger that may impact Daseke’s ability to pursue certain business opportunities or strategic transactions; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; those risks and uncertainties set forth in Part I, Item 1A of Daseke’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by Daseke with the Securities and Exchange Commission (the SEC); and those risks that will be described in the definitive proxy statement that will be filed with the SEC and available from the sources indicated below. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Additional risks or uncertainties that are not currently known to us, that we currently deem to be immaterial, or that could apply to any company could also materially adversely affect our business, financial condition, or future results. Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by management prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements contained herein. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or Daseke’s consolidated financial condition, results of operations or liquidity.

Important Additional Information and Where to Find It

This communication is being made in connection with the Merger. In connection with the Merger, Daseke plans to file a proxy statement and certain other documents regarding the Merger with the SEC. The definitive proxy statement (if and when available) will be mailed to the common stockholders of Daseke. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE MERGER THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders may obtain a free copy of these materials (when they are available) and other documents filed by Daseke with the SEC at the SEC’s website at www.sec.gov, at Daseke’s website at investor.daseke.com/Home or by sending a written request to Daseke’s Investor Relations department at investors@daseke.com.

Participants in the Solicitation

Daseke and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Daseke’s common stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in such solicitation will be set forth in the definitive proxy statement to be filed with the SEC in connection with the Merger (if and when they become available). Information regarding Daseke’s directors and certain executive officers, including a description of their direct interests, by security holdings or otherwise, is also contained in Daseke’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the date on which the 2023 annual meeting proxy statement was filed, such information has been or will be reflected on Form 3s and 4s filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

On December 22, 2023, letters substantially in the following form were delivered by certain officers of certain operating segments of Daseke to certain employees of such segments:

Team,

I’m excited to announce that Daseke has entered into an agreement to combine our operations with Canadian-based TFI International, one of North America’s largest transportation companies. As part of this agreement, TFI International will assume ownership of all Daseke’s operations and assets, including our nine operating companies. The deal is scheduled to close early in the second quarter of next year.

TFI is likely a familiar name to many of you. With revenue of $8.8 billion, the company has a network of 90+ wholly owned operating subsidiaries throughout the US and Canada, offering transportation solutions across four business segments that complement our own – truckload, logistics, less than truckload and package and courier. They also value a decentralized management approach, preferring that decisions are made at a local level.

This move is advantageous for all involved, as it broadens the scope of our services while deepening TFI’s existing freight capabilities. The combined company will represent a strong, competitive enterprise across North America with greater geographic distribution and an extensive customer base. It also will provide TFI greater truckload scale in the United States.

As part of our One Daseke strategy, we have been focused on identifying strategic opportunities that enhance the value of our operations and assets, and we are confident that this deal accomplishes this goal.

I want to thank all of you for driving Daseke’s success over the past 15 years. In that time, we’ve gone from an annual revenue of $30 million to $1.77 billion last year. Such growth would not have been possible without your dedication and expertise.

We truly understand that you all will have many questions about this development, and we appreciate that one such question of notable importance is how this transaction will impact each of you. As TFI gets to know each of our operating company businesses better, we will be better positioned to refine the future growth plans of each of our operating companies.

And, while there are still many questions to be answered, we are committed to making this transition both seamless and productive.

Thank you again for your contributions to our collective success and best wishes for the holidays.

[THIS SECTION INTENTIONALLY LEFT BLANK]

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, those statements relating to the proposed transaction between Daseke and TFI International (the Merger), the expected date of closing the Merger and the potential benefits and effects relating to the Merger. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology.

These forward-looking statements are based on information available as of the date of this release and current expectations, forecasts, and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments will be those that the Company anticipates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Readers are cautioned not to place undue reliance on the forward-looking statements.

Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all, which may adversely affect Daseke’s business and the price of Daseke’s common stock; the failure to satisfy any of the conditions to the consummation of the Merger, including obtaining required stockholder and regulatory approvals; potential litigation relating to the Merger that could be instituted against Daseke, TFI International or their respective directors or officers, including the effects of any outcomes related thereto; the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement relating to the Merger, including in circumstances requiring Daseke to pay a termination fee; the effect of the announcement or pendency of the Merger on Daseke’s business relationships, operating results and business generally; the risk that the Merger disrupts Daseke’s current plans and operations; Daseke’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the Merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; risks related to diverting management’s attention from Daseke’s ongoing business operations; certain restrictions during the pendency of the Merger that may impact Daseke’s ability to pursue certain business opportunities or strategic transactions; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; those risks and uncertainties set forth in Part I, Item 1A of Daseke’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by Daseke with the Securities and Exchange Commission (the SEC); and those risks that will be described in the definitive proxy statement that will be filed with the SEC and available from the sources indicated below. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Additional risks or uncertainties that are not currently known to us, that we currently deem to be immaterial, or that could apply to any company could also materially adversely affect our business, financial condition, or future results. Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by management prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements contained herein. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or Daseke’s consolidated financial condition, results of operations or liquidity.

Important Additional Information and Where to Find It

This communication is being made in connection with the Merger. In connection with the Merger, Daseke plans to file a proxy statement and certain other documents regarding the Merger with the SEC. The definitive proxy statement (if and when available) will be mailed to the common stockholders of Daseke. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE MERGER THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders may obtain a free copy of these materials (when they are available) and other documents filed by Daseke with the SEC at the SEC’s website at www.sec.gov, at Daseke’s website at investor.daseke.com/Home or by sending a written request to Daseke’s Investor Relations department at investors@daseke.com.

Participants in the Solicitation

Daseke and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Daseke’s common stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in such solicitation will be set forth in the definitive proxy statement to be filed with the SEC in connection with the Merger (if and when they become available). Information regarding Daseke’s directors and certain executive officers, including a description of their direct interests, by security holdings or otherwise, is also contained in Daseke’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the date on which the 2023 annual meeting proxy statement was filed, such information has been or will be reflected on Form 3s and 4s filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

* * * * *

On December 22, 2023, letters substantially in the following form were delivered on behalf of Daseke to certain customers, vendors and other partners:

I’m excited to announce that Daseke has entered into an agreement to combine the entirety of its operations with Canadian-based TFI International, one of North America’s largest transportation companies. As part of this agreement, TFI International will assume ownership of Daseke’s operations and assets, including [name of operating segment].

The deal is scheduled to close second quarter of next year. You should not expect any noticeable changes regarding your relationship with [name of operating segment] during and following the transition.

If you aren’t familiar with TFI, offering transportation solutions that greatly complement our own, with revenue of $8.8 billion in 2022, generated by a sophisticated network of 90 wholly owned operating companies. This move is advantageous for all involved, as it broadens the scope of services we can offer your business, while making more resources available to support our specialty freight handling capabilities across North America. The combined company will represent a strong, competitive enterprise throughout North America with greater geographic distribution.

I want to thank you for being a part of Daseke’s success over the past 15 years. In that time, we’ve gone from an annual revenue of $30 million to $1.77 billion last year. Such growth would not have been achievable if not for our relationship with you and your company.

If you have any immediate questions concerning this news, please reach out via [    ]. We will do our best to answer any questions you may have.

Our very best wishes for the holidays.

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Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, those statements relating to the proposed transaction between Daseke and TFI International (the Merger), the expected date of closing the Merger and the potential benefits and effects relating to the Merger. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology.

These forward-looking statements are based on information available as of the date of this release and current expectations, forecasts, and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments will be those that the Company anticipates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Readers are cautioned not to place undue reliance on the forward-looking statements.

Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all, which may adversely affect Daseke’s business and the price of Daseke’s common stock; the failure to satisfy any of the conditions to the consummation of the Merger, including obtaining required stockholder and regulatory approvals; potential litigation relating to the Merger that could be instituted against Daseke, TFI International or their respective directors or officers, including the effects of any outcomes related thereto; the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement relating to the Merger, including in circumstances requiring Daseke to pay a termination fee; the effect of the announcement or pendency of the Merger on Daseke’s business relationships, operating results and business generally; the risk that the Merger disrupts Daseke’s current plans and operations; Daseke’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the Merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; risks related to diverting management’s attention from Daseke’s ongoing business operations; certain restrictions during the pendency of the Merger that may impact Daseke’s ability to pursue certain business opportunities or strategic transactions; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; those risks and uncertainties set forth in Part I, Item 1A of Daseke’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by Daseke with the Securities and Exchange Commission (the SEC); and those risks that will be described in the definitive proxy statement that will be filed with the SEC and available from the sources indicated below. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Additional risks or uncertainties that are not currently known to us, that we currently deem to be immaterial, or that could apply to any company could also materially adversely affect our business, financial condition, or future results. Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by management prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements contained herein. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or Daseke’s consolidated financial condition, results of operations or liquidity.

Important Additional Information and Where to Find It

This communication is being made in connection with the Merger. In connection with the Merger, Daseke plans to file a proxy statement and certain other documents regarding the Merger with the SEC. The definitive proxy statement (if and when available) will be mailed to the common stockholders of Daseke. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE MERGER THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders may obtain a free copy of these materials (when they are available) and other documents filed by Daseke with the SEC at the SEC’s website at www.sec.gov, at Daseke’s website at investor.daseke.com/Home or by sending a written request to Daseke’s Investor Relations department at investors@daseke.com.

Participants in the Solicitation

Daseke and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Daseke’s common stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in such solicitation will be set forth in the definitive proxy statement to be filed with the SEC in connection with the Merger (if and when they become available). Information regarding Daseke’s directors and certain executive officers, including a description of their direct interests, by security holdings or otherwise, is also contained in Daseke’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the date on which the 2023 annual meeting proxy statement was filed, such information has been or will be reflected on Form 3s and 4s filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

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